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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 30, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement

On September 30, 2005, the Executive Compensation and Development Committee of the Board of Directors of Eastman Kodak Company (the "Company") approved the terms of a letter agreement (the "Agreement") with Bernard Masson, the Company's President, Digital & Film Imaging Systems and Senior Vice President, in connection with Mr. Masson's termination of employment with the Company effective January 1, 2006. Pursuant to the terms of the Agreement, Mr. Masson will receive a severance allowance equal to $1,646,040, payable in equal consecutive monthly payments over the 12-month period commencing on the six-month anniversary of the date of his termination of employment. In addition, Mr. Masson's termination of employment will be treated as an "approved reason" for purposes of any stock options he holds and pursuant to the terms of the Company's Leadership Stock Program, so he will not forfeit these awards as a result of his separation from service. Mr. Masson will remain eligible for an award under the Executive Compensation for Excellence and Leadership ("EXCEL") plan for the 2005 performance period in accordance with the terms of EXCEL, and he will receive continuation of existing health, dental and basic life insurance coverages, a retraining allowance and outplacement services, in accordance with the normal policies and practices of the Company. In addition, pursuant to the terms of a previous letter agreement between Mr. Masson and the Company effective May 5, 2005, Mr. Masson will receive the current balance in his phantom cash balance account, in an amount equal to $200,000, plus accrued interest.

A copy of the Agreement is attached as Exhibit (10) P.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

(10) P.  Bernard Masson Agreement dated September 30, 2005.

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Richard G. Brown, Jr.
                                             -----------------------------
                                             Richard G. Brown, Jr.
                                             Controller

Date:  October 6, 2005


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                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBIT
Exhibit No.

(10) P.  Bernard Masson Agreement dated September 30, 2005.